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Scudder Growth Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGRAX	81115H-104
Class B	KGRBX	81115H-203
Class C	KGRCX	81115H-302

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.23%	-28.38%	-26.31%	-10.25%	1.40%
Class B	4.91%	-29.06%	-27.04%	-11.16%	.37%(a)
Class C	4.81%	-28.99%	-26.94%	-11.02%	.54%(a)
Russell 1000 Growth Index+	6.01%	-26.76%	-25.64%	-6.71%	6.68%
S&P 500 Index++	5.02%	-24.76%	-16.09%	-3.77%	8.53%

Scudder Growth Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Class I***	5.64%	-28.08%	-26.02%	-9.89%	.89%
Russell 1000 Growth Index+	6.01%	-26.76%	-25.64%	-6.71%	5.28%
S&P 500 Index++	5.02%	-24.76%	-16.09%	-3.77%	7.61%

* Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/03	$ 7.04	$ 6.20	$ 6.32	$ 7.30
9/30/02	$ 6.69	$ 5.91	$ 6.03	$ 6.91

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	419	of	647	65
3-Year	313	of	474	66
5-Year	278	of	317	88
10-Year	83	of	87	95

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Growth Fund - Class A(c) [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,750	$3,771	$5,487	$10,836
	Average annual total return	-32.50%	-27.75%	-11.31%	.81%
Class B(c)	Growth of $10,000	$6,881	$3,816	$5,490	$10,376
	Average annual total return	-31.19%	-27.47%	-11.30%	.37%
Class C(c)	Growth of $10,000	$7,030	$3,860	$5,522	$10,452
	Average annual total return	-29.70%	-27.19%	-11.20%	.44%
Russell 1000 Growth Index+	Growth of $10,000	$7,324	$4,111	$7,064	$19,090
	Average annual total return	-26.76%	-25.64%	-6.71%	6.68%
S&P 500 Index++	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%

Scudder Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class I***	Growth of $10,000	$7,192	$4,049	$5,940	$10,709
	Average annual total return	-28.08%	-26.02%	-9.89%	.89%
Russell 1000 Growth Index+	Growth of $10,000	$7,324	$4,111	$7,064	$14,905
	Average annual total return	-26.76%	-25.64%	-6.71%	5.28%
S&P 500 Index++	Growth of $10,000	$7,524	$5,907	$8,253	$17,649
	Average annual total return	-24.76%	-16.09%	-3.77%	7.61%

The growth of $10,000 is cumulative.

Notes to Performance Summary

** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
*** Class I shares are not subject to sales charge.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. (In the current environment, we believe they aren't likely to raise rates before 2004.) Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In December 2002, a new investment team - Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner - assumed management of Scudder Growth Fund. Most recently, the group managed Mason Street Growth Stock Fund for Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life Insurance Company.

In the following interview, Van Cleave discusses the market environment, the fund's performance and changes that she and her team have made to the fund since assuming management a little over three months ago.

Q: Will you comment on the market environment?

A: We have seen two distinct market environments over the past six months. In the first three months of the reporting period, which was the fourth quarter of 2002, investors showed a greater appetite for risk than they had shown in the previous nine months of the year. As a result, we saw a strong recovery in technology stocks and related industries. In the first quarter of 2003, concerns about the war with Iraq and its potential impact on the US economy led to stock market declines. Investors' favor turned to higher-quality companies that have the potential to generate growth independent of changing economic factors. These, by the way, are the types of companies we seek for this fund - those with innovative new products, an expanding sales base or other "intrinsic" growth characteristics.

Q: How did the fund perform?

A: The fund, like the broad market, gained ground. The fund's Class A shares (unadjusted for sales charges) posted a total return of 5.23% for the six months ended March 31, 2003. (Please see the Performance Summary that begins on page 3 for performance of other share classes.) This return was less than the 6.01% return by the Russell 1000 Growth Index1, the fund's benchmark, but ahead of the 3.53% average return of its peers in the Lipper Large-Cap Growth Funds category.2

1 The Russell 1000 Growth Index is an unmanaged group of large-cap company stocks with greater-than-average growth orientation compared with the overall market.
2 The Lipper Large-Cap Growth Funds category is an unmanaged group of 683 mutual funds that primarily invest in large-cap stocks with greater-than-average growth orientation compared with the overall market.

Q: Which sectors or stocks added to fund performance?

A: The fund's allocation to technology, which was greater than its benchmark, was the biggest contributor to performance. The fund also benefited from its consumer discretionary and consumer staples holdings.

1. Technology As I mentioned, the fourth quarter was positive for technology. Plus, a few of the tech stocks held in the fund performed exceptionally well. These include International Business Machines (IBM) and Linear Technology. IBM has strengthened its position as a global solutions provider in technology. The company's breadth and strength of services has helped it weather the now three-year-old technology downturn better than many of its competitors. Linear Technology is a broadly diversified semiconductor company that produces integrated circuits used in a variety of electronic products including cell phones and personal computers. The company has a history of strong revenue and earnings growth and high profit margins relative to its peers, and it has been trading at an attractive valuation. Its broad diversification is another reason we like the stock. While we have a greater exposure to technology than the benchmark, we focus our investments in solid tech companies with long-term track records. For the most part the fund does not invest in the more speculative areas of the sector.

2. Consumer discretionary stocks The fund held a slight overweight (a larger position than its benchmark, the Russell 1000 Growth Index) in this market sector. Most of the strong performance came from the fund's retail stocks. Staples, an office-supply chain of retail stores, posted exceptionally strong performance. Having a larger position in this stock than its benchmark further helped the fund. On a relative basis, the fund was helped by its position in Kohl's Corp., an operator of value-priced department stores.

3. Consumer staples The fund benefited from both good stock selection within consumer staples and its underweight (a smaller position than its benchmark, the Russell 1000 Growth Index) in this sector. One of the strongest performers in this area was PepsiCo due to growth in its snack food and noncarbonated beverage segments. The fund also fared better than its benchmark in this sector by not owning Altria Group, which declined significantly in the period.

Q: What hurt performance during the six-month period?

A: Health care was the primary area of weakness.

1. Health care providers While the fund's health care stocks performed relatively well overall, that contribution was overshadowed by the poor performance of two stocks. Tenet Healthcare Corp., a health care provider, plummeted in October amid allegations of unnecessary surgical procedures, fraudulent billings and senior executive departures. The stock was eliminated from the portfolio in December, but its dramatic decline still detracted from overall performance for the six-month period. HCA, Inc., a hospital management company, declined on the heels of Tenet, as investors feared that similar problems could surface at HCA. We eliminated that holding from the portfolio as well.

2. Health care equipment and supply companies The fund's holdings in this area posted a positive return on an absolute basis, but our position in these stocks returned less than the benchmark's position. Baxter International, Inc., a stock held in the fund when we assumed management, struggled and detracted from performance. Baxter suffered from increased competition due to the expiration of some of its product patents and weaker product pricing. We've held onto this stock because we believe it may be close to releasing a new product that could help bolster its stock price. However, if the progress of this product launch slows or if other more attractive opportunities arise, we'd consider reducing or eliminating the fund's position in Baxter. Zimmer Holdings, a maker of orthopedic devices, gained a good deal of ground and offset some of the losses by Baxter. Zimmer's new longer-lasting artificial joints have generated strong sales that are expected to grow as baby boomers age, yet remain physically active.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How have you positioned the fund relative to its benchmark?

A: The fund's benchmark is the Russell 1000 Growth Index. We believe we have managed the fund to have a reasonable and conservative relationship with that index. We are also cognizant of the broader market, as represented by the S&P 500. The growth index can sometimes become skewed in one sector or certain stocks, and its sector weightings can swing based on market momentum. So, we don't want to mimic the Russell 1000 Growth Index so closely that the fund's sector positions become tremendously different from the broader market. For example, the S&P 500 has a heavier weighting in financials than the Russell 1000 Growth Index - roughly 20% for the S&P 500, compared with 10% for the Russell 1000 Growth Index. So, when we are positive about financials, we might put 15% to 20% of the fund's assets into the sector, knowing that it would be overweight vs. the Russell 1000 Growth Index but in line with the broader market. This enables us to invest based on our conviction and, at the same time, keeps us from straying too far from our benchmark.

Q: How have you altered the portfolio?

A: Since assuming management, we have increased the number of fund holdings. Previously, there were approximately 60 holdings. It is our goal, over the next few months, to increase portfolio holdings to between 70 and 90 stocks. We've also worked to lessen stock-specific risk by reducing the size of some of the fund's top holdings. Some larger holdings in the fund had represented about 5% to 6% of the fund's total market value, which is generally more exposure than we're comfortable with. It is our goal for top-10 holdings in the fund to average about 2% to 4% of market value and most other holdings to average about 1.4% of assets. We believe this will reduce daily volatility and help fund performance in the long run.

Q: Have you changed the fund's sector composition?

A: The fund was already diversified across most market sectors, and we've kept that broad diversification. However, we've focused investments in sectors that we believe offer the strongest long-term growth potential. We've increased the fund's positions in consumer discretionary, consumer staples and energy stocks. We also made changes to the holdings within each market sector to add exposure to cyclical stocks. The performance of cyclical stocks is tied to the economy. Such companies offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve. We've added cyclical exposure because we expect to see some economic improvement this year. We want to make sure the fund is positioned to take advantage of a positive movement.

Q: What new stocks did you add to the portfolio?

A: In keeping with our goal to add cyclical exposure, we invested in Minnesota Mining and Manufacturing (3M), an industrial company; Kohl's Corp., an operator of value-priced department stores; and Morgan Stanley, a leading investment banking and brokerage firm. As the economy improves, we expect these stocks to benefit. Equally important, we've added stocks that aren't heavily tied to the economy, yet have strong growth prospects just the same. These include Fiserv, Inc., a data and transaction processing company; Ecolab, Inc., a producer of commercial cleaning and repair products; and Walgreens, a national drugstore chain. While we've followed many of these stocks for years ourselves, we collaborate on all purchases and liquidations with Scudder's global research staff. This collaboration has helped us make decisions quickly and with strong conviction.

Q: Have you eliminated many holdings?

A: The portfolio held many stocks that we like. We've held on to those issues, but in many cases, we've adjusted the fund's weighting in them to better reflect our style. We eliminated some poorly performing stocks and reallocated assets to stocks that we believe are more likely to support performance.

Q: What are your performance goals for the fund?

A: While no one can guarantee future performance, our goal is to generate returns above the fund's Russell 1000 Growth Index benchmark on a long-term basis. We believe that our investment discipline has the potential to help us achieve that goal.

Q: What is your outlook for the markets and the fund in general?

A: We are cautiously optimistic that we may see some improvement in the economy and markets later this year. The attention that companies have given to their bottom lines in recent years should put them in a good position to ramp up employment and spending when the economy improves. We expect that we'll see a muted but broad economic recovery over the next couple years. The markets should benefit from this type of growth scenario but are unlikely to post large double-digit gains to which investors became accustomed to in the late 1990s.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Sector Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Information Technology	24%	20%
Health Care	24%	30%
Consumer Discretionary	18%	18%
Consumer Staples	10%	8%
Financials	9%	11%
Industrials	8%	9%
Energy	6%	4%
Materials	1%	-
	100%	100%

Ten Largest Equity Holdings at March 31, 2003 (35.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.0%
2. Johnson & Johnson Provider of health care products	5.2%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.7%
4. General Electric Co. Operator of an industrial conglomerate	3.2%
5. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.1%
6. Wal-Mart Stores, Inc. Operator of discount stores	3.1%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.7%
8. Cisco Systems, Inc. Developer of computer network products	2.6%
9. Amgen, Inc. Developer of pharmaceuticals	2.5%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.3%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 18.0%
Automobiles 1.5%
Harley-Davidson, Inc.	326,900	12,981,199
Hotel Restaurants & Leisure 1.4%
International Game Technology*	146,500	11,998,350
Media 5.9%
Clear Channel Communications, Inc.*	251,200	8,520,704
Comcast Corp. "A"*	419,900	11,543,051
New York Times Co. "A"	194,100	8,375,415
Omnicom Group, Inc.	198,900	10,774,413
Viacom, Inc. "B"*	364,400	13,307,888
		52,521,471
Multiline Retail 6.4%
Kohl's Corp.*	257,400	14,563,692
Target Corp.	497,600	14,559,776
Wal-Mart Stores, Inc.	529,900	27,570,697
		56,694,165
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.*	130,900	4,521,286
Staples, Inc.*	668,900	12,260,937
TJX Companies, Inc.	454,400	7,997,440
		24,779,663
Consumer Staples 10.0%
Beverages 3.2%
Anheuser-Busch Companies, Inc.	233,000	10,860,130
PepsiCo, Inc.	442,000	17,680,000
		28,540,130
Food & Drug Retailing 1.4%
Walgreen Co.	414,500	12,219,460
Food Products 1.0%
General Mills, Inc.	195,800	8,918,690
Household Products 4.4%
Colgate-Palmolive Co.	364,200	19,827,048
Procter & Gamble Co.	217,800	19,395,090
		39,222,138
Energy 6.1%
Energy Equipment & Services 3.2%
Baker Hughes, Inc.	189,700	5,677,721
Nabors Industries Ltd.*	325,700	12,985,659
Noble Corp.*	298,800	9,388,296
		28,051,676
Oil & Gas 2.9%
Devon Energy Corp.	229,400	11,061,668
EOG Resources, Inc.	360,700	14,269,292
		25,330,960
Financials 8.7%
Banks 1.4%
Fifth Third Bancorp.	243,100	12,211,156
Diversified Financials 6.4%
Citigroup, Inc.	315,800	10,879,310
Fannie Mae	116,500	7,613,275
Freddie Mac	190,900	10,136,790
Lehman Brothers Holdings, Inc.	163,300	9,430,575
Morgan Stanley	233,300	8,947,055
SLM Corp.	42,400	4,703,008
State Street Corp.	170,300	5,386,589
		57,096,602
Insurance 0.9%
American International Group, Inc.	158,250	7,825,462
Health Care 23.6%
Biotechnology 3.4%
Amgen, Inc.*	382,800	22,030,140
IDEC Pharmaceuticals Corp.*	233,500	7,990,370
		30,020,510
Health Care Equipment & Supplies 5.4%
Baxter International, Inc.	327,900	6,112,056
Medtronic, Inc.	614,700	27,735,264
Zimmer Holdings, Inc.*	282,100	13,718,523
		47,565,843
Health Care Providers & Services 1.1%
Laboratory Corp. of America Holdings*	329,700	9,775,605
Pharmaceuticals 13.7%
Johnson & Johnson	797,106	46,128,524
Merck & Co., Inc.	178,500	9,778,230
Pfizer, Inc.	1,343,675	41,868,913
Pharmacia Corp.	295,300	12,786,490
Teva Pharmaceutical Industries Ltd. (ADR)	242,300	10,091,795
		120,653,952
Industrials 7.6%
Aerospace & Defense 2.0%
United Technologies Corp.	305,700	17,663,346
Commercial Services & Supplies 1.8%
Fiserv, Inc.*	298,000	9,381,040
Paychex, Inc.	229,200	6,296,124
		15,677,164
Industrial Conglomerates 3.8%
3M Co.	39,700	5,162,191
General Electric Co.	1,120,800	28,580,400
		33,742,591
Information Technology 24.1%
Communications Equipment 2.6%
Cisco Systems, Inc.*	1,797,850	23,336,093
Computers & Peripherals 3.7%
EMC Corp.*	1,267,300	9,162,579
International Business Machines Corp.	298,700	23,427,041
		32,589,620
Semiconductor Equipment & Products 7.9%
Analog Devices, Inc.*	404,400	11,121,000
Applied Materials, Inc.*	1,084,500	13,643,010
Intel Corp.	1,254,710	20,426,679
Linear Technology Corp.	462,080	14,264,410
Texas Instruments, Inc.	279,900	4,581,963
Xilinx, Inc.*	249,300	5,836,113
		69,873,175
Software 9.9%
Electronic Arts, Inc.*	127,100	7,453,144
Microsoft Corp.	2,201,780	53,305,094
Oracle Corp.*	869,900	9,437,545
PeopleSoft, Inc.*	552,000	8,445,600
VERITAS Software Corp.*	478,500	8,416,815
		87,058,198
Materials 0.8%
Chemicals
Ecolab, Inc.	151,600	7,478,428
Total Common Stocks (Cost $920,366,801)		873,825,647

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $9,415,875)	9,415,875	9,415,875
Total Investment Portfolio - 100.0% (Cost $929,782,676) (a)		883,241,522

* Non-income producing security.
(a) The cost for federal income tax purposes was $931,647,260. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $48,405,738. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,809,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $107,215,031.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $929,782,676)	$ 883,241,522
Receivable for investments sold	10,616,172
Dividends receivable	472,037
Receivable for Fund shares sold	399,251
Total assets	894,728,982
Liabilities
Payable for Fund shares redeemed	8,980,744
Accrued management fee	420,991
Other accrued expenses and payables	528,318
Total liabilities	9,930,053
Net assets, at value	$ 884,798,929
Net Assets
Net assets consist of: Accumulated net investment loss	(1,338,854)
Net unrealized appreciation (depreciation) on investments	(46,541,154)
Accumulated net realized gain (loss)	(586,823,928)
Paid-in capital	1,519,502,865
Net assets, at value	$ 884,798,929

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($763,601,676 / 108,424,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.04
Maximum offering price per share (100 / 94.25 of $7.04)	$ 7.47
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($102,705,476 / 16,558,136 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.20
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($18,037,219 / 2,853,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.32
Maximum offering price per share (100 / 99 of $6.32)	$ 6.38
Class I Net Asset Value, offering and redemption price per share ($454,558 / 62,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,245)	$ 4,289,073
Interest	100,527
Total Income	4,389,600
Expenses: Management fee	2,635,168
Administrative fee	1,447,934
Distribution service fees	1,591,244
Trustees' fees and expenses	17,149
Other	11,106
Total expenses, before expense reductions	5,702,601
Expense reductions	(48)
Total expenses, after expense reductions	5,702,553
Net investment income (loss)	(1,312,953)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(88,250,058)
Net unrealized appreciation (depreciation) during the period on investments	139,015,638
Net gain (loss) on investment transactions	50,765,580
Net increase (decrease) in net assets resulting from operations	$ 49,452,627

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income (loss)	$ (1,312,953)	$ (6,462,362)
Net realized gain (loss) on investment transactions	(88,250,058)	(198,643,962)
Net unrealized appreciation (depreciation) on investment transactions during the period	139,015,638	(136,776,477)
Net increase (decrease) in net assets resulting from operations	49,452,627	(341,882,801)
Fund share transactions: Proceeds from shares sold	45,119,115	213,729,833
Cost of shares redeemed	(130,230,122)	(471,947,112)
Net increase (decrease) in net assets from Fund share transactions	(85,111,007)	(258,217,279)
Increase (decrease) in net assets	(35,658,380)	(600,100,080)
Net assets at beginning of period	920,457,309	1,520,557,389
Net assets at end of period (including accumulated net investment loss of $1,338,854 and $25,901 respectively)	$ 884,798,929	$ 920,457,309

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.69	$ 9.10	$ 18.04	$ 15.79	$ 11.72	$ 15.47
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.03)	(.04)	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.36	(2.38)	(7.17)	4.09	4.18	(1.65)
Total from investment operations	.35	(2.41)	(7.21)	4.01	4.13	(1.66)
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 7.04	$ 6.69	$ 9.10	$ 18.04	$ 15.79	$ 11.72
Total Return (%)[c]	5.23**	(26.48)	(42.55)	25.49	35.29	(11.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	764	779	1,255	2,445	2,054	1,646
Ratio of expenses before expense reductions (%)	1.09*	1.00	1.04[d]	1.00	1.05	1.04
Ratio of expenses after expense reductions (%)	1.09*	1.00	1.02[d]	.99	1.05	1.04
Ratio of net investment income (loss) (%)	(.16)*	(.33)	(.28)	(.44)	(.36)	(.09)
Portfolio turnover rate (%)	36*	44	80	49	97	122
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.91	$ 8.12	$ 16.50	$ 14.69	$ 11.03	$ 14.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.09)	(.15)	(.23)	(.21)	(.16)
Net realized and unrealized gain (loss) on investment transactions	.32	(2.12)	(6.50)	3.80	3.93	(1.55)
Total from investment operations	.29	(2.21)	(6.65)	3.57	3.72	(1.71)
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 6.20	$ 5.91	$ 8.12	$ 16.50	$ 14.69	$ 11.03
Total Return (%)[c]	4.91**	(27.22)	(43.19)	24.32	33.77	(12.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	116	228	504	479	527
Ratio of expenses before expense reductions (%)	1.96*	1.90	2.06[d]	1.91	2.17	2.14
Ratio of expenses after expense reductions (%)	1.96*	1.90	2.06[d]	1.90	2.17	2.14
Ratio of net investment income (loss) (%)	(1.03)*	(1.23)	(1.33)	(1.35)	(1.48)	(1.19)
Portfolio turnover rate (%)	36*	44	80	49	97	122
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.03	$ 8.27	$ 16.72	$ 14.87	$ 11.13	$ 14.91
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.09)	(.12)	(.23)	(.18)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.32	(2.15)	(6.60)	3.84	3.98	(1.55)
Total from investment operations	.29	(2.24)	(6.72)	3.61	3.80	(1.69)
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 6.32	$ 6.03	$ 8.27	$ 16.72	$ 14.87	$ 11.13
Total Return (%)[c]	4.81**	(27.09)	(43.03)	24.30	34.19	(12.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	18	26	42	26	16
Ratio of expenses before expense reductions (%)	1.93*	1.86	1.87[d]	1.90	1.90	1.98
Ratio of expenses after expense reductions (%)	1.93*	1.86	1.83[d]	1.89	1.90	1.98
Ratio of net investment income (loss) (%)	(1.00)*	(1.19)	(1.08)	(1.34)	(1.21)	(1.03)
Portfolio turnover rate (%)	36*	44	80	49	97	122
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.91	$ 9.38	$ 18.45	$ 16.07	$ 11.88	$ 15.60
Income (loss) from investment operations: Net investment income (loss)[b]	.01	-[c]	.02	(.02)	-[c]	.05
Net realized and unrealized gain (loss) on investment transactions	.38	(2.47)	(7.36)	4.16	4.25	(1.68)
Total from investment operations	.39	(2.47)	(7.34)	4.14	4.25	(1.63)
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 7.30	$ 6.91	$ 9.38	$ 18.45	$ 16.07	$ 11.88
Total Return (%)	5.64**	(26.33)	(42.25)	25.81	35.82	(11.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	8	13	23	19	21
Ratio of expenses before expense reductions (%)	.69*	.65	.62[d]	.69	.71	.65
Ratio of expenses after expense reductions (%)	.69*	.65	.62[d]	.68	.71	.65
Ratio of net investment income (loss) (%)	.24*	.02	.12	(.13)	(.02)	.30
Portfolio turnover rate (%)	36*	44	80	49	97	122
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $355,280,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $140,452,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (355,280,000)
Net unrealized appreciation (depreciation) on investments	$ (188,399,829)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $166,716,269 and $244,842,436, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.365%, 0.450%, 0.435% and 0.160% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class A	$ 1,174,239	$ 249,554
Class B	233,788	40,760
Class C	34,910	6,962
Class I	4,997	1,028
	$ 1,447,934	$ 298,304

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.92%, 1.005%, 0.99% and 0.715% for Class A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 427,796	$ 70,884
Class C	69,213	11,662
	$ 497,009	$ 82,546

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 935,861	$ 125,190	0.23%
Class B	136,462	16,068	0.24%
Class C	21,912	3,132	0.24%
	$ 1,094,235	$ 144,390

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003 aggregated $18,425.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $112,439 and $287, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2003, SDI received $9,183.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $100,527 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $48 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,271,316	$ 30,411,658	18,076,127	$ 170,366,914
Class B	1,692,473	10,699,522	4,147,752	33,319,921
Class C	490,872	3,161,723	1,057,378	8,691,115
Class I	111,882	846,212	143,392	1,351,883
		$ 45,119,115		$ 213,729,833
Shares redeemed
Class A	(12,407,486)	$ (88,448,266)	(39,393,671)	$ (358,256,206)
Class B	(4,756,853)	(29,796,805)	(12,557,249)	(100,430,400)
Class C	(550,170)	(3,550,595)	(1,242,230)	(9,616,056)
Class I	(1,138,317)	(8,434,456)	(401,825)	(3,644,450)
		$ (130,230,122)		$ (471,947,112)
Net increase (decrease)
Class A	(8,136,170)	$ (58,036,608)	(21,317,544)	$ (187,889,292)
Class B	(3,064,380)	(19,097,283)	(8,409,497)	(67,110,479)
Class C	(59,298)	(388,872)	(184,852)	(924,941)
Class I	(1,026,435)	(7,588,244)	(258,433)	(2,292,567)
		$ (85,111,007)		$ (258,217,279)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes